Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Central Fidelity Banks, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP

Richmond, Virginia
March 29, 1996